Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

Heitman US Real Estate Securities Fund

Investor Class
(Trading Symbol: HTMNX)

Institutional Class
(Trading Symbol: HTMIX)

A Series of Series Portfolios Trust

July 6, 2022.

Supplement to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) dated April 30, 2022

Effective June 17, 2022, Mr. Mathew Spencer, a portfolio manager for the Heitman US Real Estate Securities Fund (the “Fund”), has departed from Heitman Real Estate Securities LLC, the investment adviser for the Fund. Accordingly, all references to Mr. Spencer as a portfolio manager in the Fund’s Prospectus, Summary Prospectus and SAI are hereby removed. Mr. Jerry Ehlinger, Mr. Jeffrey Yurk, and Mr. Charles Harbin continue to serve as portfolio managers of the Fund.

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Please retain this supplement for your reference.